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                                                                    EXHIBIT 99.1



                            SECTION 906 CERTIFICATION

         The undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of Allegiance Telecom, Inc. (the "Company"), that, to his knowledge, the Annuel Report of the Company on Form 10-K for the period ended December 31, 2002, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

                                  By:           /s/ ROYCE J. HOLLAND
                                     -------------------------------------------
                                               Name: Royce J. Holland
Dated: March 31, 2003                Title: CHAIRMAN AND CHIEF EXECUTIVE OFFICER


   A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.